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INSTRUMENT OF TRANSFER

First Bullion Holdings Inc.

(Incorporated in British Virgin Islands)

I/We, TANG Ka Siu, Johnny

of Room 1, 8/F., Block B, Wisdom Court, 5 Hatton Road, Hong Kong

in consideration of the sum of USD1,600,000.00

paid to me/us by (name) Greenpro Venture Capital Limited

(occupation) Corporation

of (address) OMC Offices, Babrow Building, The Valley, AI - 2640, Anguilla, BWI

(hereinafter "the said Transferee")

do hereby transfer to the said Transferee the *160,000* Ordinary share(s)

numbered

standing in my/our name in the register of:-

First Bullion Holdings Inc.

to hold unto the said Transferee his/her/its Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the 17th February, 2021

Witness to the signature(s) of the Transferor -

Witness's name and address:

TANG Ka Siu, Johnny

Witness to the signature(s) of the Transferee -

For and on behalf of
Greenpro Venture Capital Limited.

Authorised Signature(s)

Witness's name and address:

Greenpro Venture Capital Limited